CỘNG HÒA XÃ HỘI CHỦ NGHĨA VIỆT NAM
Độc lập – Tự do – Hạnh phúc
SOCIALIST REPUBLIC OF VIETNAM
Independence – Freedom – Happiness

THỎA THUẬN GIẤY NỢ CHUYỂN ĐỔI CÓ ĐẢM BẢO
AGREEMENT OF GUARANTEED CONVERTIBLE NOTE

Hôm nay, ngày 30 tháng 9 năm 2022, tại địa chỉ 42 đường số 18, Him Lam 6A, Xã Bình Hưng, Huyện Bình Chánh, TP Hồ Chí Minh, Việt Nam, chúng tôi gồm có các bên dưới đây:
Today, as the date of September 30, 2022, at 42 Street No. 18, Him Lam 6A residential area, Binh Hung Village, Binh Chanh District, Ho Chi Minh City, Vietnam, we are the following parties:

BÊN A:

Tên công ty: PHILUX GLOBAL TRADE INC. (PGT)
Mã số thuế: 92-0437046
Địa chỉ: 30 N. Gould Street, Sheridan, Wyoming 82801, Hoa Kỳ
Người đại diện: Võ Đình Hoàng (Jack), Chức danh: Tổng Giám Đốc

PARTY A:

Company's Name: PHILUX GLOBAL TRADE INC. (PGT)
Tax ID Number: 92-0437046
Address: 30 N. Gould Street, Sheridan, Wyoming 82801, USA
Representative: Hoang (Jack) Dinh Vo, Title: Chief Executive Officer

BÊN B:

Họ và tên: Huỳnh Ngọc Vũ Căn cước Nhân dân số: 080073007945
Hộ khẩu thường trú: 38/8A Đỗ Tấn Phong, Phường 9, Quận Phú Nhuận, TP HCM, Việt Nam
Số điện thoại: 0903368889 Email:quanghy@gmail.com

PARTY B:

Full Name: Huỳnh Ngọc Vũ National ID Number: 080073007945
Permanent Residence Address: 38/8A Do Tan Phong Street, Ward 9, Phu Nhuan District, HCM City, Vietnam.
Phone number: 0903368889 *Email:* quanghy@gmail.com

BÊN C:

Tên công ty: PHILUX GLOBAL GROUP INC.
Mã số thuế: 90-0114535
Địa chỉ: 2323 Main Street, Irvine, CA 92614, Hoa Kỳ
Người đại diện: Henry D Fahman, Chức danh: Chủ Tịch HĐQT kiêm Tổng Giám Đốc

PARTY C:

Company's Name: PHILUX GLOBAL GROUP INC.
Tax ID Number: 90-0114535
Address: 2323 Main Street, Irvine, CA 92614, U.S.A.
Representative: Henry D Fahman, Title: Chairman & Chief Executive Officer

Các Bên cùng thống nhất ký kết Bản Thoả thuận Giấy nợ Khả hoán có Bảo đảm này với những Điều khoản như sau:

The Parties unanimously agree to enter into this Agreement of Guranteed Convertible Note with the following Articles:

Điều khoản 1. Thỏa thuận xác nhận nợ
Article 1. Agreement of confirmation of indebtedness

Căn cứ vào Hợp đồng Mua Bán ký kết và có hiệu lực ngày 16 tháng 8 năm 2022 giữa các Bên nói trên và Biên bản Kết thúc giao dịch này ký ngày 30 tháng 9 năm 2022, các Bên thỏa thuận xác nhận nợ như sau: bắt đầu có hiệu lực kể ngày 30 tháng 9 năm 2022, Công ty Philux Global Trade Inc. còn nợ Bên B tổng số tiền là Sáu Triệu Một Trăm Hai Mươi Bảy Ngàn Tám Trăm Chín Mươi Lăm Đô-la Mỹ (6.127.895 USD), với các điều kiện sau đây:
Pursuant to Agreement of Purchase and Sale entered into and effective on August 16, 2022 among the afore-mentioned Parties and the Memorandum of Closing of this transaction signed on September 30, 2022, the Parties hereby agree to confirm the indebtedness as follows, effective commencing September 30, 2022, Philux Global Trade Inc. is indebted to Party B a total sum of Six Million One Hundred Twenty Seven Thousand Eight Hundred Ninety-Five U.S. Dollars (USD 6,127,895), with the following conditions:

- Nợ gốc: 6.127.895 USD
  Principal amount USD 6,127,895
- Lãi suất: Không
  Interest rate: None
- Ngày đáo hạn: 29 tháng 3 năm 2023
  Maturity Date: March 29, 2023
- Điều kiện chuyển đổi: Giấy nợ có thể chuyển đổi thành Cổ phiếu Phổ thông của Philux Global Trade Inc. bất cứ lúc nào sau khi công ty này trở thành công ty đại chúng giao dịch trên thị trường chứng khoán Hoa Kỳ ít nhất một tuần lễ, theo Giá Chuyển đổi Có thể Thay đổi (theo như định nghĩa trong đây). Giá Chuyển đổi Có thể Thay đổi sẽ được dùng liên quan đến việc chuyển đổi thành Cổ phiếu của Philux Global Trade Inc. sẽ có nghĩa là 50% nhân với Giá Thị trường (theo như định nghĩa trong đây), biểu trưng cho mức giảm 50% của Giá Thị trường của Cổ phiếu Phổ thông đó. "Giá Thị trường" theo định nghĩa trong đây nghĩa là Giá Giao dịch bình quân của Cổ phiếu của Philux Global Trade Inc. trong khoảng thời gian mười (10) ngày giao dịch kết thúc một ngày giao dịch trước ngày Bên B gửi Thông báo Chuyển đổi đến PGT qua fax hoặc email ("Ngày Chuyển đổi"). "Giá Giao dịch" có nghĩa, đối với bất cứ loại chứng khoán nào, là giá kết thúc trên Thị trường OTC, OTCQB, Nasdaq, New York Stock Exchange hoặc thị trường giao dịch thích hợp như được báo cáo bởi một dịch vụ báo cáo đáng tin cậy ("Dịch vụ Báo cáo") được cả PGT và Bên B chấp nhận.
  Conditions of Conversion: The Convertible Promissory Note may be convertible into Common Stock of Philux Global Trade Inc. any time after this company has become a publicly traded company in the US stock market for at least one week, at a Variable Conversion Price (as defined herein). The Variable Conversion Price to be used in connection with the conversion into Common Stock of Philux Global Trade Inc. shall mean 50% multiplied by the Market Price (as defined herein), representing a discount rate of 50%, of the Market Price of that Common Stock. "Market Price" as defined herein means the average Trading Price for the Common Stock of Philux Global Trade Inc. during the ten (10) trading-day period ending one trading day prior to the date the Conversion Notice is sent by Party B of the Convertible Promissory Note to PGT via facsimile or email (the "Conversion Date"). "Trading Price" means, for any security as of any

date, the closing price on the OTC Markets, OTCQB, NASDAQ Stock Markets, NYSE or applicable trading market as reported by a reliable reporting service ("Reporting Service") mutually acceptable to PGT and Party B.

Điều khoản 2. Bảo đảm của Bên C
Article 2. Warranties of Party C

Bên C cam kết bảo đảm thanh toán toàn bộ số tiền Sáu Triệu Một Trăm Hai Mươi Bảy Ngàn Tám Trăm Chín Mươi Lăm Đô-la Mỹ (6.127.895 USD) cho Bên B trong vòng 30 ngày kể từ ngày đáo hạn nói trên. Trong trường hợp Bên A không hoàn thành được nghĩa vụ trong thoả thuận này vì bất kỳ lý do gì, Bên B có thể chọn lựa được Bên C thanh toán bằng tiền mặt hoặc bằng cổ phiếu phổ thông của Bên C với giá giảm 50% so với giá kết thúc bình quân giao dịch trên thị trường trong vòng 10 ngày trước khi yêu cầu hoán đổi số nợ này thành cổ phiếu của Bên C.
Party C warrants to ensure the full settlement of the sum of Six Million One Hundred Twenty Seven Thousand Eight Hundred Ninety-Five U.S. Dollars (USD 6,127,895) to Party B within 30 days since the aforementioned maturity date. In case Party A fails to fulfill its obligations in this Agreement for any reasons, Party B may select the settlement by cash or ordinary shares of Party C.

Điều khoản 3. Các quyền và nghĩa vụ khác
Article 3. Other rights and obligations

Các quyền và nghĩa vụ khác liên quan đến các Bên tại Bản thỏa thuận này, nếu có, sẽ theo quy định của pháp luật.
Other rights and obligations related to the Parties in this Agreement, if any, shall comply with applicable laws.

Điều khoản 4. Điều khoản chung
Article 4. Miscellaneous

- Bản thoản thuận này có hiệu lực từ ngày ký;
  This Agreement shall be valid since the signing date:
- Biên bản xác nhận nợ được lập thành 03 (ba) bản có giá trị như nhau do mỗi bên giữ 01 bản.
  This Agreement of Guaranteed Convertible Note is made into 03 (three) original copies with equal validity, each Party keeps 01 (one) copy.

BÊN A/*PARTY A*	BÊN B/*PARTY B*	BÊN C/*PARTY C*
PHILUX GLOBAL TRADE INC.	HUỲNH NGỌC VŨ/ *VU NGOC HUYNH*	PHILUX GLOBAL GROUP INC.
Do/*By:/signed and sealed* */Võ Đình Hoàng (Jack)/* *Hoang (Jack) Dinh Vo* Tổng Giám Đốc/ *Chief Executive Officer (CEO)*	Do/*By:/s/* */Huỳnh Ngọc Vũ/* *Huynh Ngoc Vu* Một cá nhân/*An individual*	Do/*By:/signed and sealed/* */Henry D. Fahman/* *Henry D. Fahman* Chủ tịch & Tổng Giám Đốc/ *Chairman & CEO*